AMENDMENT TO EQUITY PLEDGE AGREEMENT

THIS AMENDMENT TO EQUITY PLEDGE AGREEMENT (this “Amendment”) is entered into as of June 30, 2009, by and among Hangson Limited., a British Virgin Islands company incorporated under the laws of the British Virgin Islands (“BVI Company”); Suoke Clean Energy (Tongchuan) Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China (“PRC”) and a wholly foreign owned enterprise (“WFOE”); Shaanxi Suo’ang Biological Science & Technology Co., Ltd, a company with joint stock limited liability organized under the laws of the PRC (“Biological Company”); and those shareholders of Biological Company as set forth on the signature page (collectively “Pledgors”, and with BVI Company, WFOE and Biological Company collectively referred to as the “Parties”). Sino Clean Energy, Inc., a Nevada corporation (“Sino Clean”), is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, BVI Company and Biological Company are parties to that certain Consulting Services Agreement dated as of August 18, 2006 (the “Agreement”), and in connection therewith, Pledgors have pledged all of their equity interests in Biological Company pursuant to that certain Equity Pledge Agreement dated as of August 28, 2006 (the “Equity Pledge Agreement”) as security for the performance by Biological Company of its obligations under the Agreement;

WHEREAS, BVI Company, Biological Company and WFOE have entered into an Amendment to Consulting Services Agreement dated as of even date herewith, whereby BVI Company has assigned the Agreement and transferred all of its rights and obligations thereunder to WFOE;

WHEREAS, Section 9 of the Equity Pledge Agreement provides that in the event that BVI Company assigns all of its rights and obligations under the Agreement, the assignee shall enjoy and undertake the same rights and obligations of BVI Company under the Equity Pledge Agreement as if the assignee is a party to the Equity Pledge Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A.           TRANSFER OF THE EQUITY PLEDGE AGREEMENT; AMENDMENT.

(1)           The Parties hereby agree that the Equity Pledge Agreement is amended to replace and substitute BVI Company (referred to in the Equity Pledge Agreement as the “Pledgee”) with WFOE.

(2)           The Pledgors hereby agree that BVI Company shall be deemed to have satisfied the written notice provision of Subsection 9.3 of the Equity Pledge Agreement to effectuate BVI Company’s transfer of the Equity Pledge Agreement and assignment of all of its rights and obligations thereunder to WFOE.

(3)           The Pledgors and WFOE hereby agree that this Amendment shall constitute the new pledge contract as required under Subsection 9.4 of the Equity Pledge Agreement.

(4)           Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Equity Pledge Agreement, or of any right, power, privilege or remedy provided therein, or constitute a waiver, amendment or modification of any provision of the Equity Pledge Agreement (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

B.           CONFLICTS.  Except as expressly set forth in this Amendment, the terms and provisions of the Agreement shall continue unmodified and in full force and effect.  In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.

C.           COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Remainder of page left blank intentionally.]

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

BVI COMPANY:

Hangson Limited

By:
Name: REN Baowen
Title: Director

WFOE:

Suoke Clean Energy (Tongchuan) Co., Ltd.

By:
Name: REN, Baowen
Title: Chairman

Biological Company

Shaanxi Suo’ang Biological Science & Technology Co., Ltd.

By:
Name: REN, Baowen
Title: Chairman

PLEDGORS SIGNATURE PAGE

PLEDGORS:

Shaanxi Hanzhong Lan Chao Clothes Group Co., Ltd.

By____________

_______________
REN Baowen

_______________
ZHANG Wenjie

_______________
 YAO Leping

_______________
 YANG Feng

_______________
 YAO Yongsheng

_______________
 QU Fuxiu

_______________
 LEI Yuan

_______________
 YONG Shanqing

_____________
 REN Wenxia

______________
 ZHEN Ling

______________
 WANG Li

_______________
YANG Yuejun